Income Taxes	12 Months Ended
Sep. 30, 2017
Income Taxes
Income Taxes

NOTE 10—INCOME TAXES

On May 31, 2018, we completed the previously announced sale of all of the issued and outstanding capital stock of Cubic Global Defense, Inc. and Omega Training Group, Inc. As such, we have classified the CGD Services business as discontinued operations. The recast tax provision follows ASC 740-270-45-8 which requires the tax expense or benefit from prior periods be divided into components following a with and without methodology.  In connection, and when applicable, ASC 740-20 requires total income tax expense or benefit to be allocated among continuing operations, discontinued operations, extraordinary items, other comprehensive income and items charged directly to shareholders’ equity.  For the year ended September 30, 2017, the original tax expense of $15.1 million has been divided into $14.7 million and $0.4 million between continuing operations and discontinued operations, respectively.  The below information represents continuing operations for all years presented.

Income (loss) from continuing operations before income taxes includes the following components (in thousands):

Years ended September 30,	2017	2016	2015
	(in thousands)
United States	$(70,566)	$(76,136)	$(33,827)
Foreign	59,484	49,699	90,623
Total	$(11,082)	$(26,437)	$56,796

Significant components of the provision (benefit) for income taxes from continuing operations are as follows:

Years ended September 30,	2017	2016	2015
	(in thousands)
Current:
Federal	$(4,070)	$(1,679)	$(4,567)
State	878	(618)	617
Foreign	13,869	8,249	20,266
Total current	10,677	5,952	16,316

Deferred:
Federal	2,257	(16,256)	24,834
State	569	(4,333)	4,857
Foreign	1,155	280	619
Total deferred	3,981	(20,309)	30,310
Provision (benefit) for income taxes	$14,658	$(14,357)	$46,626

The reconciliation of income tax computed at the U.S. federal statutory tax rate to income tax expense is as follows:

Years ended September 30,	2017	2016	2015
	(in thousands)

Tax expense at U.S. statutory rate	$(3,877)	$(9,252)	$19,875
State income taxes, net of federal tax effect	(923)	(1,754)	(584)
Nondeductible expenses (1)	(169)	7,765	1,487
Change in reserve for tax contingencies	(4,435)	27	(1,192)
Change in deferred tax asset valuation allowance (2)	17,374	(5,382)	40,869
Foreign income taxed at less than statutory rate (3)	9,912	(2,999)	(11,924)
Research and development credits (4)	(3,459)	(2,542)	(1,897)
Other	235	(220)	(8)
Provision (benefit) for income taxes	$14,658	$(14,357)	$46,626

(1) In 2016, we recorded $6.3 million of tax expense related to nondeductible acquisition-related compensation expenses.

(2) In 2017, we recorded $13.1 million of tax expense related to an increase in the valuation allowance related to tax credit carryforwards generated in the current year. In 2016, we recorded a net tax benefit primarily related to a business combination in which we acquired significant U.S. deferred tax liabilities as well as a utilization and subsequent release of the deferred tax valuation allowance in Australia. In 2015, we recorded a full valuation allowance on U.S. net deferred tax assets with a charge to expense of $35.8 million.

(3) In 2017, we provided for deferred taxes on all unremitted foreign earnings, as the earnings are no longer considered permanently reinvested resulting in a charge of $9.5 million.

(4) In both 2016 and 2015, we recorded tax benefits of $1.0 million and $1.2 million, respectively, related to the reinstatement of the research and development tax credit.

Significant components of our deferred tax assets and liabilities are as follows:

September 30,	2017	2016
	(in thousands)

Deferred tax assets:
Accrued employee benefits	$15,863	$12,044
Long-term contracts and inventory valuation reductions	13,974	12,422
Allowances for loss contingencies	4,212	3,786
Deferred compensation	4,830	4,369
Retirement benefits	6,214	12,282
Tax credit carryforwards	31,161	16,512
Net operating losses carryforwards	3,968	12,713
Other	2,509	2,563
Total gross deferred tax assets	82,731	76,691
Valuation allowance	(57,106)	(42,179)
Total deferred tax assets	25,625	34,512

Deferred tax liabilities:
Deferred revenue	(3,729)	(11,192)
Unremitted foreign earnings	(11,910)	(2,347)
Property, plant and equipment	(3,137)	(1,443)
Intangible assets	(9,713)	(16,068)
Foreign currency mark-to-market	—	(191)
Other	(158)	(601)
Total deferred tax liabilities	(28,647)	(31,842)
Net deferred tax asset (liability)	$(3,022)	$2,670

The deferred tax assets and liabilities for fiscal 2017 and 2016 include amounts related to various acquisitions. The total change in deferred tax assets and liabilities in fiscal 2017 includes changes that are recorded to other comprehensive income (loss) and Goodwill.

We calculate deferred tax assets and liabilities based on differences between financial reporting and tax bases of assets and liabilities, and measure them using the enacted tax rates and laws that we expect will be in effect when the differences reverse.

At September 30, 2017, we have federal and state income tax credit carryforwards of $21.9 million and $20.5 million, respectively, which will expire at various dates beginning in 2027. Such credit carryforwards (in thousands) expire as follows:

U.S. foreign tax credits	$15,567	2027
U.S. research and development tax credits	6,303	2035-2037
State research and development tax credits	20,486	Do not expire

We have federal, state and foreign net operating losses (in thousands) which expire as follows:

U.S. net operating loss carryforwards	$—	—
State net operating loss carryforwards	37,138	2020-2037
Foreign net operating loss carryforwards	10,903	Do not expire

During 2015, we evaluated our net U.S. deferred income taxes, which included an assessment of the cumulative income or loss over the prior-three year period and future periods, and concluded that a valuation allowance was required. After consideration of our recent history of U.S. losses, we continue to maintain a valuation allowance on net U.S. deferred tax assets as of September 30, 2017.

As of September 30, 2017, a total valuation allowance of $57.1 million has been established against U.S. deferred tax assets, certain foreign operating losses and other foreign assets. For fiscal 2017, the valuation allowance was increased by $14.9 million, of which $17.4 million was recorded as a net tax expense in our Consolidated Statement of Operations, offset by amounts recorded through other comprehensive income (loss) related to retirement benefits.

The non-cash charge to increase or decrease a valuation allowance does not have any impact on our cash flows, nor does such an allowance preclude us from using loss carryforwards or other deferred tax assets in the future. Until we re-establish a pattern of continuing profitability, in accordance with the applicable accounting guidance, U.S. income tax expense or benefit related to the recognition of deferred tax assets in the Consolidated Statement of Operations for future periods will be offset by decreases or increases in the valuation allowance with no net effect on the Consolidated Statement of Operations. If sufficient positive evidence arises in the future, any existing valuation allowance could be reversed as appropriate, decreasing income tax expense in the period that such conclusion is reached.

We provide for U.S. income taxes on the earnings of foreign subsidiaries which are not considered indefinitely reinvested outside the U.S. Deferred income taxes, net of foreign tax credits, are provided for foreign earnings available for distribution. As of September 30, 2017, we have recorded a deferred tax liability of $11.9 million related to future taxes on our unremitted foreign earnings.

Accounting for Uncertainty in Income Taxes

During fiscal 2017 and 2016, the aggregate changes in our total gross amount of unrecognized tax benefits are summarized as follows:

Years ended September 30,	2017	2016
	(in thousands)

Balance at beginning of year	$16,932	$12,619
Additions (reductions) for tax positions taken in prior years:	399	3,641
Recognition of benefits from expiration of statutes	(26)	(359)
Recognition of benefits from open years effectively settled	(5,359)	—
Additions for tax positions related to the current year	1,302	986
Additions for tax positions related to current year acquisitions	—	45
Balance at end of year	$13,248	$16,932

At September 30, 2017 and 2016, the amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate was $3.7 million and $7.5 million, respectively. During fiscal year 2018, it is reasonably possible that resolution of reviews by taxing authorities, both domestic and foreign, could be reached with respect to approximately $2.9 million of the unrecognized tax benefits depending on the timing of examinations or expiration of statute of limitations, either because our tax positions are sustained or because we agree to the disallowance and pay the related income tax. We recognize interest and/or penalties related to income tax matters in income tax expense. The amount of net interest and penalties recognized as a component of income tax expense during 2017, 2016 and 2015 was not material. Interest and penalties accrued at September 30, 2017 and 2016 amounted to $0.9 million and $1.6 million, respectively, bringing the total net liability for uncertain tax issues to $12.0 million and $15.5 million, respectively, as of September 30, 2017 and 2016.

We are subject to ongoing audits from various taxing authorities in the jurisdictions in which we do business. As of September 30, 2017, the fiscal years open under the statute of limitations in significant jurisdictions include 2013 through 2017 in the U.S. We believe we have adequately provided for uncertain tax issues we have not yet resolved with federal, state and foreign tax authorities. Although not more likely than not, the most adverse resolution of these issues could result in additional charges to earnings in future periods. Based upon a consideration of all relevant facts and circumstances, we do not believe the ultimate resolution of uncertain tax issues for all open tax periods will have a material adverse effect upon our financial condition or results of operations.

Cash amounts paid for income taxes, net of refunds received, were $1.6 million, $14.2 million and $15.2 million in 2017, 2016 and 2015, respectively.